Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VistaOne, L.P. (the “Fund”) on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heather Wilkins, Principal Financial Officer and Principal Accounting Officer of the Fund, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 12, 2026	By:	/s/ Heather Wilkins
Heather Wilkins
(Principal Financial Officer and Principal Accounting Officer)

This certification is being furnished solely for the purposes of 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.